                                                                    Exhibit 10.5
                                                                    ------------

                       LICENSE AND DEVELOPMENT AGREEMENT


     This License and Development Agreement (the "Agreement") is made and entered into as of May 8, 2000 (the "Effective Date"), by and between SEACHANGE INTERNATIONAL, INC. ("SeaChange"), a Delaware corporation with a principal place of business at 124 Acton Street, Maynard, MA 01754 and MICROSOFT LICENSING, INC. ("Microsoft"), a Nevada corporation located at 6100 Neil Road, Reno, Nevada 89520. Microsoft and SeaChange are sometimes referred to individually as a "Party", and collectively as the "Parties".


                                   Recitals
     SeaChange has substantial experience in the delivery of high performance streaming video for Cable TV, Broadband Internet and Broadcast Television systems and is willing to supplement its product development efforts to enable the integration of Microsoft's Windows Media Technology server platform as the primary internet protocol and MPEG streaming platform for SeaChange's next generation Cable TV, Broadband Internet and Broadcast Television systems.

     Microsoft is developing the next generation of software products commonly referred to as Window Media Technologies, which are currently anticipated to ship in beta form by the end of calendar year 2000. Microsoft wishes to provide SeaChange with technical assistance, engineering support and certain resources to assist it in the development efforts described above.

     NOW, THEREFORE, in consideration of the mutual promises as stated herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows.


                                   Agreement

1.   Definitions
     -----------

     1.1 "Confidential Information" shall have the meaning set forth in the Microsoft Corporation Reciprocal NonDisclosure Agreement executed between the Parties with an effective date of October 11, 1999.

     1.2 "Content" means digital audio (including, but not limited to, timeline-synchronized audio, music, voice and sounds), digital video, and other digital information including data, text (including, but not limited to, script command data and related metadata such as a song title or an artist's name), animation, graphics, photographs, and artwork, and combinations of any or all of the foregoing.

     1.3 "Derivative Technology" means: (i) for copyrightable or copyrighted material, any translation (including translation into other computer languages), portation, modification, correction, addition, extension, upgrade, improvement, compilation, abridgment or other form in which an existing work may be recast, transformed or adapted; (ii) for patentable or patented material, any improvement thereon; and (iii) for material which is protected by trade secret, any new material derived from such existing trade secret material, including new material which may be protected by copyright, patent and/or trade secret.

     1.4 "Distribute" means to reproduce, license, rent, lease, sell, offer to sell, broadcast, publicly display, publicly perform, transmit and otherwise distribute through any means or medium now existing or later developed.

     1.5 "Licensed Software" means the Source Code and Object Code for the SeaChange Plug-Ins and Enhancements (as defined in Section 2.1 below) to be developed by SeaChange under this Agreement, along with all necessary documentation, as more fully described in the Statement of Work.

     1.6 "Microsoft Technology" means: Windows Media Services CD-ROM software developers' kit, the current release of which is referred to as Hercules Developers release one, Updates thereof released during the Term (collectively, the "Hercules SDK"), and any supporting documentation, including white papers, that Microsoft may make available therefor for the Next Generation Microsoft Windows Media Server, to the extent that Microsoft determines, after discussion with and consideration of SeaChange's requests, is reasonably necessary for SeaChange to integrate its SeaChange System Software with the Next Generation Microsoft Windows Media Server as contemplated by this Agreement.

     1.7 "Next Generation Microsoft Windows Media Server" means the Microsoft streaming media server software Update to the Windows NT/Windows 2000 operating system currently under development by Microsoft, which Update currently is anticipated to be released in beta form by the end of calendar year 2000 and to be commercially available during calendar year 2001, and which provides both internet protocol and high speed MPEG streaming support for MPEG1 and 2 Content.

     1.8 "Object Code" means computer code in a form for execution on a computer and/or the code that results from running source code through a compiler.

     1.9 "Schedule" means the schedule set forth in the Statement of Work that identifies the key milestones and timeframes applicable to SeaChange's development efforts under this Agreement.

     1.10 "SeaChange Media Cluster" means the SeaChange video server platform used for streaming video applications.

     1.11 "SeaChange System Software" means the streaming media software components of SeaChange's next generation Cable TV, Broadband Internet and Broadcast Television systems and Updates of any of the foregoing released during the Term, as more fully described in the Statement of Work.

     1.12 "SeaChange Web Site" means the world wide web site currently located at http:\\www.schange.com that is SeaChange's primary public web site, including any updates or successor sites made available by SeaChange during the Term.

     1.13 "Source Code" means computer code in high level, human readable language, including associated comments, documentation, build tools, test harnesses, test utilities and test plans reasonably necessary to allow Microsoft to use and/or modify the Licensed Software as contemplated under this Agreement.

     1.14 "Statement of Work" means the agreed upon document, attached hereto as

Exhibit A, that describes the SeaChange System Software, and the high-level
---------
development efforts to be performed by SeaChange in connection with development of the Licensed Software, and includes the Schedule. The Statement of Work may be amended from time to time by mutual written agreement of the Parties.

     1.15 "Updates" means as to software, all subsequent public releases thereof during the Term, including public maintenance releases, error corrections, upgrades, enhancements, additions, improvements, extensions, modifications and successor versions.

     1.16 "Use" means to use, copy, edit, format, modify, translate and otherwise create Derivative Technology of software.

     1.17 Windows Media Formats means the current version, and any Updates thereof commercially released during the Term, of formats developed by or for Microsoft for authoring, storing, editing, distributing, streaming, playing, referencing, or otherwise manipulating Content which formats are used by the Windows Media Technologies during the Term.

     1.18 "Windows Media Technologies" means, collectively and interchangeably, Microsoft Windows Media Player, Windows Media Protocols, Windows Media Formats, Microsoft Windows

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


NT/Windows 2000 Server Windows Media Services, and Windows Media Tools, all of which are available as standard components of Windows operating systems releases and/or which are available as Updates to Windows operating systems users via Microsoft's Windows Update Web site.

     1.19 "Windows Media Protocols" means the current version, and any Updates thereof commercially released during the Term, of protocols developed by or for Microsoft for authoring, storing, editing, distributing, streaming playing, referencing or otherwise manipulating Content which are used by the Windows Media Technologies during the term.

     1.20 "Windows Media Stream" means: (i) live or on-demand Windows Media Format Content delivered across a network, including (without limitation) wired or wireless communications media, using IP Multicast, HTTP, MMSU, MMST, MSBD, or other protocols supported by Windows Media Technologies during the Term; and
(ii) Windows Media Format Content files. A Windows Media Stream can originate from, without limitation, a third party application built with the Microsoft Windows Media Format SDK pursuant to a license from Microsoft, a Windows Media Technologies component, an HTTP server, a local or network shared file system, a Content Proxy Server, or a Cache Proxy Server. For purposes of this Agreement:
(A) "Cache Proxy Server" means an application, under a license from Microsoft,
(1) that is a server that streams or delivers Windows Media Format Content that has originated solely from a Windows Media Server, and (2) that performs caching and delivery functions solely for the purpose of enhancing network performance in delivering Windows Media Streams from a Windows Media Server to a Windows Media Player or Licensed Application; and (B) "Content Proxy Server" means an application, under a license from Microsoft, that is a server which streams or manages Windows Media Format Content for purposes of distribution and tracking Windows Media Streams.

     1.21 "Windows Media Format Content" means Content created in or encoded into Windows Media Formats.

     1.22 All other initially capitalized terms shall have the meanings assigned to them in this Agreement.

2.   License Grants; Ownership
     -------------------------

     2.1  License Grant to SeaChange.

          (a) SDKs. Microsoft will license to SeaChange the Hercules SDK, at such time as the Hercules SDK is made commercially available, under Microsoft's standard license terms applicable to such Hercules SDK. At the time of receipt of such Hercules SDK, SeaChange must agree to and execute the license agreement accompanying and/or applicable to such Hercules SDK (or Update thereof) before it shall have any right to use such Hercules SDK.

          (b) Microsoft Technology. Microsoft hereby grants to SeaChange the following additional limited right to use the Microsoft Technology, solely in conjunction with the development efforts described in this Agreement, and according to the terms and conditions of this Agreement: a non-exclusive, nonassignable, non-sublicensable, nontransferable, royalty-free, limited right and license to use the Microsoft Technology internally at SeaChange, solely for purposes of integrating the SeaChange System Software with the Next Generation Microsoft Windows Media Server by:

               (i)  *

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.



               (ii) migrating existing SeaChange Windows NT device drivers to Windows 2000 and enabling them to work with the newly created Plug Ins; and

               (iii) ***

          SeaChange will have no rights to Distribute or have Distributed Plug-Ins, device drivers or Enhancements developed using the Microsoft Technology ("SeaChange Modified Code") unless and until such SeaChange Modified Code is a valid "Licensed Application" under the terms and conditions of the Hercules SDK.

     2.2 License Grant to Microsoft. Provided that the Parties are in full compliance with the terms of this Agreement, SeaChange hereby grants to Microsoft the following worldwide, nonexclusive, perpetual, irrevocable, royalty free, fully paid up rights:

          (a) to Distribute and have Distributed, under Microsoft's standard license terms, copies of the Licensed Software, including any Derivative Technology thereof created under Section 2.2(b) (collectively, "Changes") in Object Code form as an integrated module of and in conjunction with the Next Generation Microsoft Windows Media Server, and

          (b) to Use and make Changes of the Licensed Software in both Source Code and Object Code form, including the right to have a third party do the foregoing on Microsoft's behalf;

          provided, however, that Microsoft's rights under this Section 2.2(a) and 2.2(b) shall be solely for the purposes of making bug fixes to the Licensed Software available to end users solely in the event SeaChange is unwilling or unable to do so, and

          (c) to use and Distribute the Licensed Software and Changes solely via restricted license for the purpose of demonstrating the Licensed Software and Changes thereof in conjunction with Microsoft software used with SeaChange products, including without limitation, Next Generation Microsoft Windows Media Server.

     The Parties agree that there may be certain technology developed by SeaChange for which the parties may wish to establish other rights, including without limitation licenses or ownership rights. In such case, the Parties agree to negotiate in good faith and agree on the applicable terms. Any such agreement shall be documented by way of written amendment to this Agreement.

     2.3 Ownership of Licensed Software, Ownership and License in Changes. Except as expressly licensed to Microsoft pursuant to this Agreement, SeaChange retains all right, title and interest in and to the Licensed Software and all Derivative Technology created by SeaChange related thereto; except that, Microsoft shall own all right, title and interest in and to any Changes of the Licensed Software created solely by or on behalf of Microsoft. SeaChange shall have a worldwide, nonexclusive, perpetual, irrevocable, royalty-free, fully paid up right to Use the Changes and to Distribute and have Distributed via restricted license, the Changes and Derivative Technology thereof created by or for SeaChange in object code form only, solely in conjunction with the Licensed Software, and in all cases solely for the purposes of making bug fixes and/or updates to the Licensed Software available to licensees of the Licensed Software.

     2.4 Ownership of Microsoft Technology. Microsoft retains all right, title and interest in and to the Microsoft Technology, including any and all Derivative Technology thereof.

     2.5 No Other Licenses Granted. Except as expressly granted herein or in other duly authorized written agreement(s) between the Parties, no other licenses to patents, copyrights, trade secrets or other intellectual property are granted by implication, estoppel, exhaustion or any other theory. Under no circumstances will the license grants set forth in Section 2.1 be construed as granting to SeaChange, by implication, estoppel or otherwise, a license to any Microsoft technology or intellectual property other than the Microsoft Technology. All rights not expressly granted therein as to the foregoing are expressly reserved by Microsoft. Under no circumstances will the license grants set forth in Section
2.2 be construed as granting to Microsoft, by implication, estoppel or otherwise a license to any SeaChange technology or intellectual property other than the Licensed Software. All rights not expressly granted therein as to the foregoing are expressly reserved by SeaChange.

3    Microsoft Obligations
     ---------------------

     3.1 Technical Assistance. Microsoft will use commercially reasonable efforts to provide SeaChange with such other reasonable resources, including technical assistance and engineering resources as Microsoft determines, after consultation with SeaChange, are appropriate to support SeaChange's development efforts. Such resources may take the form of Microsoft Technology, engineering resources, technical assistance from Microsoft product group resources, and any other form as Microsoft determines appropriate.

4.   SeaChange Obligations.
     ---------------------

     4.1 Development of the Licensed Software. SeaChange will develop the Licensed Software in accordance with the Statement of Work and as follows:

          (a) Device Drivers: SeaChange will port the device drivers listed in statement of work to the Windows 2000 operating system and Updates thereof.

          (b) Media Cluster: SeaChange will adapt the Media Cluster, Vstream and other required software components as identified in the Statement of Work to Microsoft Windows 2000, in order to facilitate the development of Plug Ins as described in Section 4.1(c) below. The desired goal is that the integrated components will serve as the primary streaming software component of a node in a SeaChange Media Cluster, which subsequently will be used in SeaChange's streaming product lines. The component would facilitate the delivery of Content in either Windows Media Formats and or native MPEG2 transport streams.

          (c) Plug-Ins. SeaChange will create and build Plug-Ins as appropriate and set forth in the Statement of Work to fully integrate SeaChange System Software with Windows Media Technologies. The purpose of the Plug-Ins is for integration of SeaChange System Software functionality into Windows Media Server to facilitate: (i) the storage of Content in both MPEG1/2 and Windows Media Formats in a SeaChange Media Cluster, (ii) enable Windows Media Streaming or native MPEG2 streaming from Windows Media Server through the use of the Plug-Ins, (iii) support the integration of the SeaChange Media Cluster into Windows Media Server, and (iv) enable the support for additional required control protocols and resource management. The detailed specifications of such development efforts shall be set forth in the attached Statement of Work, as such may be amended from time to time by mutual written agreement of the Parties. By way of example, but not limitation, SeaChange's development of the Plug-Ins, ported device drivers and ported SeaChange Media Cluster will support:

                (i) output of MPEG 2 TS over DVB-ASI, QAM and SMPTE 259M from Windows Media Server servers;

                (ii) output of MPEG 1 and MPEG 2 TS over IP over ATM from Windows Media Server servers;

                (iii) Output of ASF wrapped MPEG 1 or 2 TS and PS over TCP/IP from Windows Media Servers servers;

                (iv)   Plug-in support for MPEG 2 transport stream multiplexing

          (d) Enhancements. SeaChange will enhance the SeaChange System Software to use Next Generation Microsoft Windows Media Server as the primary streaming platform for such software (the "Enhanced Version"). All such development efforts shall be completed in accordance with the attached Statement of Work, as such may be amended from time to time by mutual written agreement of the Parties.

     4.2 Acceptance. The acceptance procedures and criteria that will apply to Microsoft's acceptance of the Licensed Software will be set forth in the Statement of Work. In particular, Microsoft shall have the right to review and accept the Licensed Software as to the development of the necessary plug ins and other interface technology. SeaChange shall use commercially reasonable efforts to meet all development schedules as set forth in the Statement of Work. The Parties will cooperate to agree on and document the performance criteria for the Next Generation Microsoft Windows Media Server as part of the Statement of Work.

     4.3 Failure of the Next Generation Microsoft Windows Media Server. In the event that SeaChange demonstrates that the Next Generation Microsoft Windows Media Server or Microsoft Windows 2000 fails to meet such performance criteria in a way that materially impacts SeaChange's ability to market and sell the Enhanced Version, then the Parties will cooperate in good faith to address and resolve such issues.

     4.4 Other Development Efforts. SeaChange agrees to work with Microsoft in good faith to determine the feasibility of the following additional development efforts.

          (a) Integration of Existing Media Cluster Technology and Windows Media Server 4.1. As an interim solution prior to completion of the Licensed Software, SeaChange will work with Microsoft to investigate the integration by SeaChange of the SeaChange Media Cluster file system with Microsoft's existing Windows Media Server, in order to facilitate SeaChange's ability to immediately leverage Microsoft's TCP/IP streaming delivery system across SeaChange's fault tolerant systems. The Parties will cooperate to make a decision whether to pursue the work identified in this Section 4.4(a) within sixty (60) days immediately following the Effective Date.

          (b) Soft Cable Modem Termination System ("CMTS"). SeaChange will work with Microsoft to investigate the feasibility of jointly developing a software-based CMTS.

     4.5  Promotion of Enhanced Version; Promotional Fund.

          (a) Promotion of Enhanced Version. After completion of the Licensed Software, and provided Microsoft has and continues to make commercially available the Next Generation Microsoft Windows Media Server or a replacement product that is compatible with the Licensed Software, it is the intent of the parties that SeaChange shall promote the Enhanced Version as its primary streaming media system for all Microsoft Windows 2000-based SeaChange systems, and, subject to customer requirements, ship the Enhanced Version as its primary streaming media system for all Microsoft Windows 2000-based SeaChange systems.

          (b) Promotional Fund. During the first three (3) years following first commercial shipment of the Enhanced Version, SeaChange shall set aside a minimum amount into a promotional fund (the "Promotional Fund"), which amounts Seachange will use for activities designed to promote and market the Enhanced Version, pursuant to the Marketing Plan identified in Section 4.5(c) below. SeaChange shall set aside a minimum amount of $600,000 for each of Year 1, Year 2, Year 3. For purposes of this Section 4.5, a "Year" shall be defined as the twelve month period beginning on the first date of commercial shipment of the Enhanced Version, and subsequent anniversaries of such initial shipment date.

          (c) Marketing Plan. For each of Year 1, Year 2 and Year 3, SeaChange shall prepare a marketing plan that identifies the promotional and marketing activities in which it will engage to promote and market the Enhanced Version and on which it proposes to spend the Promotional Fund in each such Year (the "Marketing Plan"). No later than sixty (60) days prior to the beginning of each of Year 1, Year 2 and Year 3, SeaChange shall provide Microsoft with a draft of the applicable Marketing Plan, for Microsoft's review and approval. Microsoft shall provide SeaChange with any input or revisions it may have to such draft Marketing Plan within thirty (30) days and the parties will cooperate in good faith to mutually agree upon and implement such input and/or revisions. Each such Marketing Plan may be amended during the applicable Year upon mutual written agreement of the Parties.

     4.6  Non-Performance.

          (a) In the event Microsoft's commercial release of Next Generation Microsoft Windows Media Server slips beyond the dates set out in the Statement of Work, or the Parties agree to change any schedule set out in the Statement of Work, then the parties will negotiate in good faith a revised schedule that is mutually agreeable to both parties. In addition, in the event that Microsoft fails to commercially release the Next Generation Microsoft Windows Media Server in accordance with the performance standards set out in the Statement of Work within eighteen (18) months after the commercial release date identified in the Statement of Work, then SeaChange shall have the option to notify Microsoft in writing within thirty (30) days immediately following the end of the expiration of such eighteen (18) month period of its election to terminate its obligations under this Agreement without liability or further obligation on the part of either Party under this Agreement. The Parties shall meet on an as-needed basis to review the status of the development of the Next Generation Microsoft Windows Media Server and the Licensed Software until such time as they are commercially released.

          (b) In the event that on the date that is eighteen (18) months immediately after the date on which SeaChange is obligated to make commercially available the Enhanced Version (the "Delivery Deadline"), SeaChange has failed to make commercially available the Enhanced Version, then effective as of such Delivery Deadline, Microsoft shall have the right to terminate this Agreement upon written notice, without further liability on the part of either party.

     4.7 Reporting. No later than thirty (30) days following the end of the SeaChange fiscal quarter next following the end of every Year during the Term, SeaChange shall provide Microsoft with a report identifying the total number of copies of the Enhanced Version distributed by SeaChange or on its behalf, and the total number of licenses of Next Generation Microsoft Windows Media Server distributed therewith ("Report") during the applicable Year. SeaChange shall also submit a copy of the Report to the Microsoft Contact identified in Section 12.1.

     4.8 SeaChange Development and Marketing Systems. On or before the Effective Date, SeaChange shall provide Microsoft, at SeaChange's cost, with two
(2) SeaChange video server systems, including all Software and hardware, for Microsoft's use for development and marketing purposes. Microsoft shall have the right to use such systems in accordance with SeaChange's standard licensing terms for such systems attached hereto as Exhibit E. SeaChange will provide
                                          ---------
Microsoft with technical support, as mutually agreed by the Parties in writing, to assist it in its marketing and development efforts with such ITV Software.

5.   Consulting Services and Technical Support.
     -----------------------------------------

     5.1 Execution of MSA. Within sixty (60) days of the Effective Date, SeaChange will execute a Microsoft Master Services Agreement (the "MSA") pursuant to which all Microsoft Consulting Services ("MCS") and Premier Support For Developers Services ("Premier Support") will be acquired by SeaChange during the Term.

     5.2 Premier Support for Developers. SeaChange will contract with Microsoft for a Premier Support Application Development Consultant ("ADC"), for a minimum of the first two years of the Agreement. SeaChange may also obtain additional Premier Support Services and Microsoft Consulting

Services by executing additional Services Description(s) under the MSA. Any such Premier resources shall be used to assist SeaChange with the development efforts as identified in this Agreement.

     5.3 Personnel. SeaChange will hire (or transfer from other areas within SeaChange) and use commercially reasonable efforts to retain 3 to 5 qualified engineering and other required personnel by September 1, 2000 increasing to 5 to 10 qualified engineering and other required personnel by January 5, 2001, and such other personnel as necessary to facilitate its development efforts under this Agreement.

6.   Marketing Efforts.
     -----------------

     6.1 Joint Marketing. The Parties will cooperate to identify and carry out joint marketing activities in support of cable, satellite, DSL, Broadcast and other broadband opportunities as they relate to the Parties' respective technologies. Such activities may include joint sales calls to prospective customers, trade show support and seminar support and participation. The Parties will mutually agree on any such joint activities to be undertaken, including any personnel to be involved as well as amounts to be spent in support of such activities. The Parties will cooperate in good faith to identify and pursue additional opportunities for promotion of the Windows Media Technologies in conjunction with the sale of SeaChange System Software to broadband network operators (i.e., cable, satellite and telephone) through the Term.

     6.2 Public Relations. The Parties will agree upon a press release regarding the relationship contemplated in this Agreement, to be released no later than 5 business days following the Effective Date. Microsoft will use commercially reasonable efforts to support SeaChange's future publicity and promotional endeavors related to streaming media by providing appropriate quotes for SeaChange press releases and participants for SeaChange sponsored events, subject to availability of Microsoft personnel. Any and all press releases or public statements regarding the Parties' relationship as contemplated in this Agreement shall be subject to review and approval of both Parties.

     6.3 Promotion. Throughout the Term, SeaChange will deploy, describe and promote Windows Media Technologies and the Windows Media Format to prospective and actual customers as a recommended platform and format for all SeaChange streaming software systems, and in no event less favorably than Company promotes and markets any similar third party technologies as part of SeaChange System Software. Throughout the Term, Microsoft will deploy, describe and promote SeaChange's ITV systems and the SeaChange System Software to prospective and actual customers as a recommended ITV system and format for Windows Media Technologies and the Windows Media Format, and in no event less favorably than Microsoft promotes and markets any similar third party systems or technologies for its Windows Media Technologies platform and the Windows Media Formats. Microsoft and SeaChange shall coordinate a mutually agreed public announcement of this Agreement, Each party agrees that the other party will be the only entity with which it announces a binding contract or any other relationship regarding Windows Media Server for VOD at Cable 2000, on or about May 8, 2000.

     6.4 Branding. During the Term, SeaChange agrees to affix the "Plays Windows Media" logo ("Logo") on the control monitor and face plate of the rack mount for the hardware containing the Enhanced Version. All use of the Logo by Company is subject to compliance with the Plays Windows Media Logo License and guidelines attached hereto as Exhibit D.
                              ----------

     6.5 SeaChange Web Site. Beginning on the Effective Date and continuing thereafter throughout the Term, SeaChange shall develop and update a web page within the SeaChange Web Site for the purpose of identifying and promoting the relationship between SeaChange and Microsoft contemplated herein. Such web page shall include the "Get Windows Media Player" link logo shown on Exhibit B hereto
                                                                ---------
("Microsoft Link Logo") pursuant to the guidelines in Exhibit B (including any
                                                      ---------
updates thereto provided in writing by Microsoft to SeaChange) and in accordance with the following terms.

          (a) The Microsoft Link Logo shall appear prominently, on a non-exclusive basis, on the Windows Media page of the SeaChange Web Site.

          (b) On all pages of the SeaChange Web Site in which SeaChange includes any sponsorship notices of other streaming and downloadable media technology vendors, the Microsoft Link Logo shall appear in a position at least as favorable in prominence, size and positioning as any other sponsorship notice on such page.

          (c) In all cases, the Microsoft Link Logo shall be a minimum of 65 by 57 pixels, and shall conform to trademark usage standards provided by Microsoft to SeaChange from time to time.

          (d) Microsoft shall be entitled to substitute a different Windows Media Logo in place of the Microsoft Link Logo for purposes of this Agreement upon Microsoft's reasonable advance written notice to SeaChange. In the event that Microsoft substitutes an alternative logo, SeaChange agrees that its usage of such logo shall be subject to applicable logo usage guidelines as provided by Microsoft.

     6.6 Microsoft Web Site. The Parties acknowledge that Microsoft is currently contemplating updating its web site to include a section regarding the Next Generation Windows Media Server upon commercial release of that product. Provided that Microsoft has accepted the Licensed Software as provided in
Section 4.2 above, Microsoft agrees that it will use commercially reasonable efforts to include information regarding the Licensed Software in the applicable section of the updated Microsoft web site, including a link to the SeaChange Web Site.

     6.7 Additional Promotions. Each Party agrees to use commercially reasonable efforts to prominently place and promote the other Party's streaming media and software technology and appropriate logo at relevant trade show events, subject to mutual written agreement of the Parties. Any use of either Party's logo or trademark shall be subject to all applicable usage guidelines of that Party, And each Party shall have the right to review and approve any such usage by the other Party. Microsoft's written approval will be required with respect to any additional promotions by SeaChange of Windows Media Technologies. Microsoft will include SeaChange in its Broadband Jumpstart program as a VOD supplier and shall use commercially reasonable efforts to investigate such other promotions of SeaChange and its products compatible with the Next Generation Microsoft Windows Media Server that may be available through Microsoft's appropriate marketing channels. In no event shall this section 6.7 be deemed to require either Party to engage in any promotional activities to which such Party has not, in its reasonable discretion, already consented in writing.

7.   NonDisclosure
     -------------

     7.1 The Parties acknowledge and agree that the terms and conditions of the Microsoft Corporation Reciprocal Non-Disclosure Agreement entered into by and between the Parties and dated October 11, 1999 (the "NDA"), attached hereto as Exhibit C and incorporated into this Agreement. The terms of this Agreement and
---------
all discussions and negotiations related thereto and all information exchanged pursuant hereto are considered Confidential Information as defined in the NDA.

     7.2 Each Party may disclose the terms and conditions of this Agreement to its employees, affiliates and its immediate legal and financial consultants on a need to know basis as required in the ordinary course of that Party's business, provided that such employees, affiliates and/or legal and/or financial consultants have agreed in writing in advance of disclosure to be bound or are otherwise bound by confidentiality requirements substantially similar to those found in the NDA, and may disclose Confidential Information as required by government or judicial order, provided each Party gives each other Party prompt notice of such order and complies with any protective order (or equivalent) imposed on such disclosure. Further, the Parties acknowledge that this Agreement, or portions thereof, may be required under applicable law to be disclosed, as part of or an exhibit to a Party's required public disclosure documents. If any Party is advised by its legal counsel that such disclosure is required, it will notify the others in writing and the Parties will jointly seek confidential treatment of this Agreement to the maximum extent reasonably possible, in documents approved by all Parties and filed with the applicable governmental or regulatory authorities.

8.   No Obligation/Independent Development
     -------------------------------------

Notwithstanding any other provision of this Agreement, Microsoft shall have no obligation or restriction to market, sell or otherwise distribute the Licensed Software, either as a stand-alone or in any Microsoft product. Nothing in this Agreement will be construed as restricting either party's ability to acquire, license, develop, manufacture or distribute for itself, or have others acquire, license, develop, manufacture or distribute for a party, similar technology performing the same or similar functions as the technology contemplated by this Agreement, or to market and distribute such similar technology in addition to, or in lieu of, the technology contemplated by this Agreement.

9.   Representations and Warranties
     ------------------------------

     9.1  By SeaChange.  SeaChange warrants and represents that:

          (a) it has the full power to enter into this Agreement and grant the license rights set forth herein; and

          (b) it has not previously and will not grant any rights in the Licensed Software to any third party that are inconsistent with the rights granted to Microsoft herein.

     9.2  By Microsoft.  Microsoft warrants and represents that:

          (a) it has the full power to enter into this Agreement and grant the license rights set forth herein; and

          (b) it has not previously and will not grant any rights in the Microsoft Technology to any third party that are inconsistent with the rights granted to SeaChange herein.

10.  Term and Termination
     --------------------

     10.1 Term. This Agreement shall commence as of the Effective Date and shall continue for three (3) years (the "Initial Term") unless terminated earlier pursuant to Section 10.2 or as otherwise provided under this Agreement. At the end of the Initial Term, the Parties may renew this Agreement for successive one (1) year periods upon mutual written agreement, provided that the Party wishing to renew provides the other Party with at least sixty (60) days written notice prior to the end of the then current term.

     10.2 Termination. This Agreement may terminate at the election of the non-defaulting Party if any of the following events of default occur: (i) if either Party materially fails to perform or comply with this Agreement or any provision thereof; (ii) if either Party becomes insolvent or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; (iii) if a petition under any foreign, state or United States bankruptcy act, receivership statute, or the like, as they now exist, or as they may be amended, is filed by either Party; or (iv) if such a petition is filed by any third party, or an application is not resolved favorably to such Party within sixty (60) days. Termination due to default shall be effective thirty (30) days after written notice to the defaulting Party if the default has not been cured within such thirty (30) day period; provided, however that termination shall be effective immediately upon written notice at any time, if the defaulting Party is in material breach of Section 6 or Section 12.2.

     10.3 Survival.  Sections 1, 2.2, 2.3, 2.4, 2.5, 7, 8, 9, 10.3, 11 and 12
shall survive termination or expiration of this Agreement for any reason. Neither Party shall be liable to the other for damages of any sort resulting solely from terminating this Agreement in accordance with its terms. Any licenses or sublicenses already granted by either party to a third party as may be authorized under this Agreement shall not be affected by any termination of this Agreement and shall remain in full force and effect. Termination of this Agreement shall not affect any other agreement between the Parties.

11.  Exclusion of Incidental and Consequential Damages; Limitation of Liability
     --------------------------------------------------------------------------

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY DIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR PERSONAL INJURY, LOSS OF PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, LOSS OF PRIVACY, FAILURE TO MEET ANY DUTY INCLUDING OF GOOD FAITH OR OF REASONABLE CARE, NEGLIGENCE, AND FOR ANY OTHER PECUNIARY LOSS OR OTHER LOSS WHATSOEVER) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, EVEN IN THE EVENT OF THE FAULT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, BREACH OF CONTRACT OR BREACH OF WARRANTY OF SUCH PARTY, AND EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE PROVISIONS OF THIS SECTION 11 SHALL NOT APPLY TO SECTION 7 (REGARDING CONFIDENTIALITY) OR TO ANY ACTION ARISING OUT OF THE BREACH OF A PARTY'S INTELLECTUAL PROPERTY RIGHTS AS TO TECHNOLOGY, SOFTWARE OR OTHER TECHNOLOGY PROVIDED TO A PARTY UNDER THIS AGREEMENT.

12.  General
     -------

     12.1 Notices. All notices and other communications required or desired to be served, given or delivered hereunder shall be made in writing and shall be addressed to the Party to be notified as follows:


               if to Microsoft:     Microsoft Corporation
                                    One Microsoft Way
                                    Redmond, WA 98052-6399
                                    Attn:   Tom Gershaw
                                       Senior Business Development Manager
                                    Phone:  (425) 882-8080


               copy to:             Law & Corporate Affairs
                                    Fax:  (425) 936-7329

               if to SeaChange:     SeaChange International, Inc.
                                    124 Acton Street
                                    Maynard, MA  01754
                                    Attn:  Ed Delaney
                                       Vice President, Business Development
                                    Phone: 978-889-3004

or, as to each Party, at such other address as designated by such Party in a written notice to the other Party. All such notices and communications shall be deemed to be validly served, given or delivered (i) upon delivery thereof if delivered by hand to the Party to be notified; (ii) upon the scheduled delivery date in the case of delivery to a reputable express delivery service or (iii) upon acknowledgment of receipt thereof (by the sender's telecommunications device) if transmitted by a telecommunications device.

     12.2 Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. A Party's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for such Party. Notwithstanding the foregoing, neither party may assign this Agreement, or any rights or obligations hereunder, except with the express written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed. For purposes of this Agreement, an "assignment" under this Section shall be deemed to include the following: (a) a merger of a Party where such Party is not the surviving entity; (b) any transaction or series of transactions whereby a third party acquires direct or indirect power to control the management and policies of a Party, whether through the acquisition of voting securities, by contract, or otherwise; or (c) the sale of more than 50% of a Party's assets (whether in a single transaction or series of related transactions).

     12.3 Independent Contractor. SeaChange is an independent licensor and contractor for Microsoft and nothing in this Agreement shall be construed as creating an employer-employee relationship, a partnership, an agency or a joint venture between the parties.

     12.4 Governing Law; Attorneys' Fees. This Agreement shall be governed by the laws of the State of Washington without regard to the choice of law provisions of Washington law. SeaChange consents to jurisdiction by the state and federal courts sitting in the State of Washington. Process may be served on either Party by regular mail, postage prepaid, certified or registered, return receipt requested. In any action or suit to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing Party shall be entitled to recover its costs, including reasonable attorneys' fees.

     12.5 Construction. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect. Failure by either Party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. This Agreement has been negotiated by the Parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either Party.

     12.6 Amendments, Waivers and Consents. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Party herefrom, shall in any event be effective unless the same shall be in writing and signed by the other Party, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     12.7 Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

     12.8 Entire Agreement. This Agreement does not constitute an offer by either Party and it shall not be effective until signed by both Parties. This Agreement, the attached Exhibits and the NDA constitute the entire agreement between the Parties with respect to the subject matter hereof and merge all prior and contemporaneous oral and written communications. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of Microsoft and SeaChange by their respective duly authorized representatives.

IN WITNESS WHEREOF, SeaChange and Microsoft have executed this License and Development Agreement as of the Effective Date.


MICROSOFT CORPORATION                SEACHANGE INTERNATIONAL, INC.

By ___________________________       By ___________________________

Name _________________________       Name _________________________

Title _________________________      Title __________________________

Date _________________________       Date __________________________

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.



                                   EXHIBIT A

                               STATEMENT OF WORK

*

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSIONS.



***

                                   EXHIBIT B


                            Get Windows Media(TM) player
                                   Link Logo




Get Windows Media(TM) Player logo usage instructions
--------------------  ------------------------------

To put the link logo on your Web site, follow these easy steps:
     1.   Read our policy below on using the Get Windows Media Player link logo.
     2. Copy the Get Windows Media Player logo .gif file image to your desktop.

          [LOGO]


     3. Move the Get Windows Media Player logo .gif file from your desktop to your Web server.
     4. Insert the following HTML code on your Web page. Be sure to point the IMG SRC to the location of the Get Windows Media Player logo .gif file on your server:

          BR CENTER
          AHREF="http://www.microsoft.com/windows/mediaplayer/download/
          default.asp"
          IMG SRC="type path to logo image here" WIDTH="65"
          HEIGHT="57" BORDER="0"
          ALT="Get Windows Media Player" VSPACE="7"/A
          CENTER BR

     5. You can modify this HTML code to fit your formatting as long as you follow the guidelines outlined below.

     Get Windows Media(TM) Player logo usage guidelines
     --------------------- ----------------------------

1. Except as Microsoft may authorize elsewhere, non-Microsoft Web sites may display only the Get Windows Media Player link logo provided above ("Logo"). By downloading the Logo to your Web site, you agree to be bound by these Policies.
2. You may only display the Logo on your Web site, and not in any other manner. It must always be an active link to the download page for the Windows Media Player at http://www.microsoft.com/windows/mediaplayer/download/default.asp.
3. The Logo GIF image includes the words "Get Windows Media Player" describing the significance of the Logo on your site (that the Logo is a link to the download page for the Microsoft Windows Media Player, not an endorsement of your site). You may not remove or alter any element of the Logo.
4. The Logo may be displayed only on Web pages that make accurate references to Microsoft or its products or services or as otherwise authorized by Microsoft. Your Web page title and other trademarks and logos must appear at least as prominently as the Logo. You may not display the Logo in any manner that implies sponsorship, endorsement, or license by Microsoft except as expressly authorized by Microsoft.
5. The Logo must appear by itself, with a minimum spacing (30 pixels) between each side of the Logo and other distinctive graphic or textual elements on your page. The Logo may not be displayed as a feature or design element of any other logo.
6. You may not alter the Logo in any manner, including size, proportions, colors, elements, or animate, morph, or otherwise distort its perspective or appearance, except in the event expressly authorized by Microsoft.
7. You may not display the Logo on any site that infringes any Microsoft intellectual property or other rights, or violates any state, federal, or international law.
8. These Policies do not grant a license or any other right to Microsoft's logos or trademarks. Microsoft reserves the right at its sole discretion to terminate or modify permission to display the Logo at any time. Microsoft reserves the right to take action against any use that does not conform to these Policies, infringes any Microsoft intellectual property or other right, or violates other applicable law.
9. MICROSOFT DISCLAIMS ANY WARRANTIES THAT MAY BE EXPRESS OR IMPLIED BY LAW REGARDING THE LOGO, INCLUDING WARRANTIES AGAINST INFRINGEMENT.

(C)1999 Microsoft Corporation.  All rights reserved.  Terms of Use.

                                   EXHIBIT C

            MICROSOFT CORPORATION RECIPROCAL NONDISCLOSURE AGREEMENT


                 MICROSOFT CORPORATION NON-DISCLOSURE AGREEMENT
                             (STANDARD RECIPROCAL)

     THIS AGREEMENT (the "Agreement") is made between MICROSOFT CORPORATION, a Washington corporation, and ___________________________ ("COMPANY") and entered into this ______ day of ________________, 19_____.

     In consideration of the mutual promises and covenants contained in this Agreement, the mutual disclosure of confidential information to each other, the parties hereto agree as follows:

1.   Confidential Information and Confidential Materials
     ---------------------------------------------------

     (a) "Confidential Information" means nonpublic information that Disclosing Party designates as being confidential or which, under the circumstances surrounding disclosure ought to be treated as confidential. "Confidential Information" includes, without limitation, information relating to released or unreleased Disclosing Party software or hardware products, the marketing or promotion of any Disclosing Party product, Disclosing Party's business policies or practices, and information received from others that Disclosing Party is obligated to treat as confidential. Confidential Information disclosed to Receiving Party by any Disclosing Party Subsidiary and/or agents is covered by this Agreement.

     (b) Confidential Information shall not include any information that: (i) is or subsequently becomes publicly available without Receiving Party's breach of any obligation owed Disclosing Party; (ii) became known to Receiving Party prior to Disclosing Party's disclosure of such information to Receiving Party;
(iii) became known to Receiving Party from a source other than Disclosing Party other than by the breach of an obligation of confidentiality owed to Disclosing Party; or (iv) is independently developed by Receiving Party.

     (c) "Confidential Materials" shall mean all tangible materials containing Confidential Information, including without limitation written or printed documents and computer disks or tapes, whether machine or user readable.

2.   Restrictions
     ------------

     (a) Receiving Party shall not disclose any Confidential Information to third parties for five (5) years following the date of its disclosure by Disclosing Party to Receiving Party, except to Receiving Party's consultants as provided below. However, Receiving Party may disclose Confidential Information in accordance with judicial or other governmental order, provided Receiving Party shall give Disclosing Party reasonable notice prior to such disclosure and shall comply with any applicable protective order or equivalent.

     (b) Receiving Party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information, to keep confidential the Confidential Information. Receiving Party may disclose Confidential Information or Confidential Material only to Receiving Party's employees or consultants on a need-to-know basis. Receiving Party will have executed or shall execute appropriate written agreements with its employees and consultants sufficient to enable it to comply with all the provisions of this Agreement.

     (c) Confidential Information and Confidential Materials may be disclosed, reproduced, summarized or distributed only in pursuance of Receiving Party's business relationship with Disclosing Party, and only as otherwise provided hereunder. Receiving Party agrees to segregate all such Confidential Materials from the confidential materials of others in order to prevent commingling.

     (d) Receiving Party may not reverse engineer, decompile or disassemble any software disclosed to Receiving Party.

3.   Rights and Remedies
     -------------------

     (a) Receiving Party shall notify Disclosing Party immediately upon discovery of any unauthorized use or disclosure of Confidential Information and/or Confidential Materials, or any other breach of this Agreement by Receiving Party, and will cooperate with Disclosing Party in every reasonable way to help Disclosing Party regain possession of the Confidential Information and/or Confidential Materials and prevent its further unauthorized use.

     (b) Receiving Party shall return all originals, copies, reproductions and summaries of Confidential Information or Confidential Materials at Disclosing Party's request, or at Disclosing Party's option, certify destruction of the same.

     (c) Receiving Party acknowledges that monetary damages may not be a sufficient remedy for unauthorized disclosure of Confidential Information and that Disclosing Party shall be entitled, without waiving any other rights or remedies, to such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction.

     (d) Disclosing Party may visit Receiving Party's premises, with reasonable prior notice and during normal business hours, to review Receiving Party's compliance with the terms of this Agreement.

4.   Miscellaneous
     -------------

     (a) All Confidential Information and Confidential Materials are and shall remain the property of Disclosing Party. By disclosing information to Receiving Party, Disclosing Party does not grant any express or implied right to Receiving Party to or under Disclosing Party patents, copyrights, trademarks, or trade secret information.

     (b) If either party provides pre-release software as Confidential Information or Confidential Materials under this Agreement, such pre-release software is provided "as is" without warranty of any kind. Receiving Party agrees that neither Disclosing Party nor its suppliers shall be liable for any damages whatsoever relating to Receiving Party's use of such pre-release software.

     (c) Any software and documentation provided under this Agreement is provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of The Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software -- Restricted Rights at 48 CFR 52.227-19, as applicable. Manufacturer is Microsoft Corporation/One Microsoft Way/Redmond, WA 98052-6399.

     (d) Both parties agree that they do not intend nor will they, directly or indirectly, export or re-export (i) any Confidential Information or Confidential Materials, or (ii) any product (or any part thereof), process or service that is the direct product of the Confidential Information or Materials to (A) any country that is subject to U.S. export restrictions (currently including, but not necessarily limited to, Cuba, , Iran, Iraq, Libya, North Korea, Sudan, and Syria), or to any national of any such country, wherever located, who intends to transmit or transport the products back to such country; (B) to any end-user who either party knows or has reason to know will utilize them in the design, development or production of nuclear, chemical or biological weapons; or (C) to any end-user who has been prohibited from participating in U.S. export transactions by any federal agency of the U.S. government.

     (e) The terms of confidentiality under this Agreement shall not be construed to limit either party's right to independently develop or acquire products without use of the other party's Confidential Information. Further, either party shall be free to use for any purpose the residuals resulting from access to or work with such Confidential Information, provided that such party shall maintain the confidentiality of the Confidential Information as provided herein. The term "residuals" means information in non-tangible form, which may be retained by persons who have had access to the Confidential Information, including ideas, concepts, know-how or techniques contained therein. Neither party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. However, the foregoing shall not be deemed to grant to either party a license under the other party's copyrights or patents.

     (f) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed by both parties. None of the provisions of this Agreement shall be deemed to have been waived by any act or acquiescence on the part of Disclosing Party, its agents, or employees, but only by an instrument in writing signed by an authorized officer of Disclosing Party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision(s) or of the same provision on another occasion.

     (g) If either party employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees. This Agreement shall be construed and controlled by the laws of the State of Washington, and both parties further consent to jurisdiction by the state and federal courts sitting in the State of Washington. Process may be served on either party by U.S. Mail, postage prepaid, certified or registered, return receipt requested, or by such other method as is authorized by the Washington Long Arm Statute.

     (h) Subject to the limitations set forth in this Agreement, this Agreement will inure to the benefit of and be binding upon the parties, their successors and assigns.

     (i) If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

     (j) All obligations created by this Agreement shall survive change or termination of the parties' business relationship.

5.   Suggestions and Feedback
     ------------------------

Either party may from time to time provide suggestions, comments or other feedback to the other party with respect to Confidential Information provided originally by the other party (hereinafter "Feedback"). Both parties agree that all Feedback is and shall be entirely voluntary and shall not, absent separate agreement, create any confidentiality obligation for the Receiving Party. However, the Receiving Party shall not disclose the source of any feedback without the providing party's consent. Feedback shall be clearly designated as such and, except as otherwise provided herein, each party shall be free to disclose and use such Feedback as it sees fit, entirely without obligation of any kind to the other party. The foregoing shall not, however, affect either party's obligations hereunder with respect to Confidential Information of the other party.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

COMPANY:_______________________    MICROSOFT CORPORATION

Address:_______________________    By:_____________________________

_______________________________    Name:___________________________

By:____________________________    Title:__________________________

Name:__________________________    Date:___________________________

Title:_________________________    MS Contact:_____________________

Date:__________________________

                                   EXHIBIT D


                                            COMPANY:____________________________

                                            Address:____________________________

                                            Attention:__________________________
                                            Phone:______________________________
                                            Fax:________________________________
                                            Email:______________________________


                              PLAYS WINDOWS MEDIA
                             LOGO LICENSE AGREEMENT
                             ----------------------

This Plays Windows Media Logo License Agreement ("Logo Agreement") is made and entered into by and between Microsoft Corporation, ("Microsoft"), and the company identified in the table above ("Company").

1.   DEFINITIONS
     -----------

(a) "Effective Date" means the date upon which the Logo Agreement takes effect, which is the later of the signature dates below.

(b) "Logo" means the "Plays Windows Media" logo depicted in the attached Exhibit A, or such additional or replacement logos as Microsoft may provide from time to time under this Logo Agreement.

(c) "Product" means the Company product(s) listed in Exhibit B that meet the applicable criteria set forth in Exhibit B.


2.   LICENSE GRANT & RESTRICTIONS
     ----------------------------

(a) Subject to and expressly conditioned upon compliance with the terms and conditions of this Logo Agreement, Microsoft hereby grants to Company a worldwide nonexclusive, nontransferable, royalty-free, personal right to use the Logo solely in conjunction with the Product and solely in the manner described in the specifications set forth in the attached Exhibit A, as such specifications may be prescribed by Microsoft from time to time (the "Specifications"). Company shall have no other rights in the Logo.

(b) The license grant in Section 2(a) is personal to Company, and Company shall not assign, transfer or sublicense this Logo Agreement (or any right granted herein) in any manner without the prior written consent of Microsoft.

(c) All rights not expressly granted herein are reserved by Microsoft. Under no circumstances will anything in this Logo Agreement be construed as granting, by implication, estoppel or otherwise, a license to any Microsoft technology or proprietary right other than the permitted use of the Logo pursuant to Section 2(a).


3.   OWNERSHIP, IDENTIFICATION & USE
     --------------------------------

(a) Company agrees and acknowledges that: (i) Microsoft is the sole owner of the Logo and any trademarks related to Windows Media, and all associated goodwill; and (ii) Microsoft retains all right, title, and interest in and to the Logo.

(b) Company represents and warrants that it will use the Logo solely as provided in this Logo Agreement, and will not use the Logo in any manner that will diminish or otherwise damage Microsoft's title or goodwill in the Logo. Company will not adopt, use, or register any corporate name, trade name, trademark, domain name, service mark or certification mark, or other designation similar to, or containing in whole or in part, the Logo. All use of the Logo by Company will inure to the benefit of Microsoft. Company may not use the Logo in any way as an endorsement or sponsorship of Product by Microsoft.

(c) Company will promptly notify Microsoft of any suspected infringement of or challenge to the Logo or any of its constituent elements. Microsoft will have the sole right to, and in its sole discretion may, commence, prosecute, or defend, and control any action concerning the Logo.


4.   QUALITY CONTROL
     ---------------

(a) Company represents and warrants that Product meets the applicable criteria set forth in Exhibit B, and Company will maintain the quality of Product at a level that is at least commensurate with the quality of products distributed by Company before the Effective Date ("Quality Standards"). Company will use the Logo solely in connection with Product that meets the Quality Standards, and Company represents and warrants that it will not use the Logo on products that do not meet the Quality Standards.

(b) Company will reasonably and fully cooperate with Microsoft to facilitate periodic review of Company's use of the Logo and of Company's compliance with the Quality Standards. Company will fully correct and remedy any deficiencies in its use of the Logo and conformance to the Quality Standards upon reasonable notice from Microsoft.

(c) Company represents and warrants that it will comply with all applicable laws, rules, and regulations, and will not violate or infringe any right of any third party in relation to promotion, sale, or use of Product with the Logo.


5.   INDEMNIFICATION FROM COMPANY
     ----------------------------

Company will indemnify and defend Microsoft from and against any and all claims, damages, costs, and expenses (including reasonable attorneys' fees) and pay the amount of any adverse final judgment (or settlement to which both parties consent) arising out of or related to the Product in any manner; provided Company is notified promptly in writing of any claim, Company has sole control over its defense or settlement, and Microsoft provides reasonable assistance, at Company's expense, in the defense of the same.


6.   INDEMNIFICATION FROM MICROSOFT
     ------------------------------

(a) Microsoft will indemnify and defend Company from and against any and all claims, damages, costs, and expenses (including reasonable attorney's fees), and pay the amount of any adverse final judgment (or settlement to which both parties consent) resulting from, third party claim(s) (hereinafter "Indemnified Claims") that the Logo infringes any trademark rights of such third party; provided Microsoft is notified promptly in writing of the Indemnified Claim and has sole control over its defense or settlement, and Company provides reasonable assistance, at Microsoft's expense, in the defense of the same.

(b) In the event Microsoft receives information concerning an intellectual property infringement claim (including an Indemnified Claim) related to the Logo, Microsoft may at its expense, without obligation to do so: (i) procure for Company the right to continue to distribute the alleged infringing Logo, or (ii) replace or modify the Logo to make it non-infringing, in which case, Company shall thereupon cease distribution of the alleged infringing Logo; or (iii) instruct Company to cease use of the Logo without providing a replacement.

(c) Microsoft shall have no liability for any intellectual property infringement claim (including an Indemnified Claim) based on Company's manufacture, distribution, or use of the Logo after Microsoft's notice that Company should cease use of such Logo, or begin use of a substitute Logo due to such a claim. For all claims described in this Section 6(c), Company agrees to indemnify and defend Microsoft from and against all damages, costs and expenses, including reasonable attorneys' fees.

(d) MICROSOFT MAKES NO WARRANTIES EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE WITH RESPECT TO THE LOGO, INCLUDING ANY WARRANTY OF NON-INFRINGEMENT, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


7.   LIMITATION OF LIABILITY
     -----------------------

EXCEPT AS PART OF A THIRD PARTY DAMAGE CLAIM FOR WHICH ONE OF THE PARTIES IS OBLIGATED TO INDEMNIFY THE OTHER, NEITHER PARTY SHALL BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, PUNITIVE OR SPECIAL DAMAGES (INCLUDING LOSS OF BUSINESS PROFITS) ARISING FROM OR RELATED TO COMPANY'S MARKETING, DISTRIBUTION OR ANY USE OF THE LOGO, REGARDLESS OF WHETHER SUCH LIABILITY IS BASED ON BREACH OF CONTRACT, TORT, STRICT LIABILITY, BREACH OF WARRANTIES, INFRINGEMENT OF INTELLECTUAL PROPERTY, FAILURE OF ESSENTIAL PURPOSE OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL MICROSOFT BE LIABLE FOR ANY DAMAGES FOR COMPANY'S USE OF THE LOGO IN VIOLATION OF THE TERMS AND CONDITIONS OF THIS LOGO AGREEMENT.


8.   TERM AND TERMINATION
     --------------------

(a) The term of this Logo Agreement shall be a period of two (2) years commencing upon the Effective Date; provided however, that Microsoft may terminate this Logo Agreement, with or without cause, upon thirty (30) days prior written notice.

(b) From and after termination or expiration of this Logo Agreement, Company will immediately cease and desist from all use of the Logo. However, unless the Logo Agreement is terminated for breach, Company may distribute then-existing units of Product and advertising materials containing the Logo for a period of ninety (90) days from the termination date or expiration of the term, provided use of the Logo in connection with such inventory is in compliance with the terms and conditions of this Logo Agreement.


9.   NOTICES
     -------

All notices in connection with this Logo Agreement will be addressed as stated below (or to such other address as the party to receive the notice so designates by written notice to the other) and will be deemed given on the day they are:
(i) deposited in the U.S.A. mails, postage prepaid, certified or registered, return receipt requested; or (ii) sent by air express courier, charges prepaid. The parties agree to fax a copy of any such notices to the fax numbers identified below on the same day as given per (i) and (ii) above.

MICROSOFT:    Microsoft Corporation
              One Microsoft Way
              Redmond, WA 98052-6399 USA

Attention:    Windows Logo Department

Fax:          (425)936-7329

With Copy To: Law & Corporate Affairs, Trademarks

Fax:          (425) 936-4112

COMPANY:      Information listed at the top of this Agreement.


10.  MISCELLANEOUS
     -------------

(a) Entire Agreement. Microsoft's providing this Logo Agreement to Company does not constitute an offer by Microsoft. Upon execution by both Microsoft and Company, this Logo Agreement, including all Exhibits, contains the entire agreement of the parties with respect to the subject matter hereof, and shall supersede and merge all prior and contemporaneous communications. It shall not be amended except by a written agreement subsequent to the Effective Date and signed on behalf of the parties by their respective authorized representatives.

(b) Governing Law. This Logo Agreement shall be governed by and construed in accordance with the laws of the State of Washington, and Company consents to the jurisdiction and venue in the federal courts sitting in King County, Washington, unless no federal subject matter jurisdiction exists, in which case Company consents to the jurisdiction and venue in the Superior Court of King County, Washington. Company waives all defenses of lack of personal jurisdiction and forum non conveniens. Process may be served on either party in the manner set forth in Section 9 for the delivery of notices or by such other method as is authorized by applicable law or court rule.

(c) Attorneys' Fees. If either party employs attorneys to enforce any rights arising out of or related to this Logo Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees, costs, and other expenses.

(d) Equitable Relief. Company acknowledges that a breach by it of this Logo Agreement may cause Microsoft irreparable damage that cannot be remedied in monetary damages in an action at law and may also constitute infringement of the Logo. In the event of any breach that could cause irreparable harm to Microsoft, or cause some impairment or dilution of its reputation or Logo, Microsoft shall be entitled to an immediate injunction in addition to any other legal or equitable remedies.

(e) No Waiver. No waiver of any breach of any provision of this Logo Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provision hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

(f) Severability. If any provision of this Logo Agreement (or any other agreements incorporated herein) shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

(g) Relationship. Neither this Logo Agreement, nor any terms and conditions contained herein, shall be construed as creating a partnership, joint venture or agency relationship or as granting a franchise.

(h) Headings. Section headings are used in this Logo Agreement for convenience of reference only and shall not affect the meaning of any provision of this Logo Agreement.

(i) Survival. The provisions of Sections 2(c), 3(a), 3(b), 6(d), 7, 8(b), 9, 10(b), as well as Section 5 with respect to Product(s) distributed during the term of this Logo Agreement and Section 6 for claims based on use of the Logo permitted herein prior to the effective date of termination or expiration of the term of this Logo Agreement, shall survive expiration or termination of this Logo Agreement.

(j) Exhibits. This Logo Agreement includes Exhibits A and B, both of which are hereby incorporated by reference.

IN WITNESS WHEREOF, the parties hereto have executed this Logo Agreement by their duly authorized representatives. The individual signing on behalf of Company below hereby represents and warrants that he or she has full authority to sign this Logo Agreement and bind Company to perform all duties and obligations contemplated by this Logo Agreement.

--------------------------------------------------------------------------------
MICROSOFT CORPORATION                               COMPANY
                                                    -------
--------------------------------------------------------------------------------

By:                                                 By:

--------------------------------------------------------------------------------

Name (print):                                       Name (print):

--------------------------------------------------------------------------------

Title:                                              Title:

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Date:                                               Date:
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


                                   Exhibit A
                                   ---------


                   Plays Windows Media Logo License Agreement
                   Specifications for Using the Plays Windows Media Logo


                          [LOGO]                [LOGO]

                      Vertical Logo        Horizontal Logo

Microsoft has established the following set of branding specifications to assist you in proper use of the Plays Windows Media logo ("Logo"). Microsoft reserves the right to change the Logo and/or these specifications at any time at its
discretion.   You must comply with the specifications set forth in this Exhibit
A as amended by Microsoft from time to time.

Outlined below are Microsoft's standard requirements for use of the Logo. For your convenience, Microsoft has outlined logo usage benefits and additional usage recommendations for the Logo on the Windows Media logo Web page: http://www.microsoft.com/windowsmedia/logo/default.asp
------------------------------------------------------

If you have any questions please e-mail wmlogo@microsoft.com.
                                        --------------------

A)   Branding for Consumer Electronics Hardware Device Manufacturers (OEM):
     ----------------------------------------------------------------------

     Mandatory Branding.  OEMs must use the Logo in the following places:

     1. A single use in Product documentation, such as manuals, pamphlets, getting started guides etc.; such single use can be on an attribution page or other similar location.

     2. All Web pages that are primarily designed to describe the Product(s), including pages that list Product features. The Logo must appear "above the fold" on such web page(s) where Product is marketed, promoted or distributed., ("above the fold" means the user must not have to scroll the page up or down for the Logo to be visible). The Logo must appear with the same prominence as other media format logos that may be displayed on such web pages.

     3. When the Product is installed or run for the first time, the Product must display the Logo where it is visible to the user for a minimum of five (5) seconds during such installation or running for the first time, and the Logo must be shown with the same prominence as other format logos that may appear.


     Optional Branding:

     1. OEMs may use the black and white (positive or reversed) version of the Logo on the casing of Product. The Logo shall be permanently affixed on the casing of the device (no stickers).

     2 OEMs may also use the Logo on Product packaging, collateral, and advertisements.


B)   Branding for Software Applications:
     -----------------------------------

     Mandatory Branding. Software Developers must use the Logo in the following places:

     1. The Product's physical media or label. For example, on a CD label or CD liner, or both.

     2. All Web pages that feature Product, including download pages for software that ships as part of the Product. Logo must appear "above the fold" on the web page(s) where Product is promoted. The Logo must appear with the same prominence as other media format logos that may be displayed on the web pages .

     3. When the Product is installed or run for the first time, the Product must display the Logo where it is visible to the user for a minimum of five (5) seconds during such installation or running for the first time, and the Logo must be shown with the same prominence as other format logos that may appear.

     Optional Branding:

     1. Software developers may use the Logo on Product packaging, collateral, advertisements and documentation.


C)   Specifications for Logo use:
     ----------------------------

     .         You must sign the Plays Windows Media Logo License Agreement
          ("Logo Agreement") before using the Logo.

     .              You have the option to use the vertical or horizontal
          version of the Logo.

 .    Your company name, logo, or Product name must appear on any Products or related materials where the Logo is used. The Logo must be smaller and less prominent than your Product name, trademark, logo, or trade name.

 .    The Logo may not be used in any manner that expresses or might imply
     Microsoft's affiliation, sponsorship, endorsement, or approval other than as contemplated by the Logo Agreement.

 .    You may not use the Logo in a manner that might suggest co-branding or otherwise create potential confusion as to the source of the Product or ownership of the Logo. You may not display the Logo in any manner that suggests that your Product is a Microsoft product, or in any manner that suggests that "Microsoft" , "Windows", or "Windows Media" are a part of your Product name.

 .    The Logo may not be included or incorporated in any non-Microsoft trade name, business name, product or service name, logo, trade dress, design, slogan, or other trademark.

     .              Microsoft will provide you with artwork of the Logo. You may not alter this artwork in any way. None of the words may be abbreviated, translated or transliterated, as in non-English documentation.

 .    The Logo may not be combined with any other symbols including, words, logos, icons, graphics, photos, slogans, numbers, or other design elements.

 .    The Logo (including but not limited to Microsoft's logos, logotypes, trade dress, and other elements of product packaging and web sites) may not be imitated in any of your materials.

 .    The Logo, or any element thereof, may not be used as a design feature in any materials.

     .              The Logo must stand-alone. A minimum amount of empty space must be left between the Logo and any other object such as type, photography, borders, edges, etc. The required border of empty space around the Logo must be 1/2x wide, where x equals the height of the Logo.

     .              Minimum size for the Logo is 1/2 inch high unless otherwise approved by Microsoft.

     .         The Logo must include the/TM/and (R) symbols as shown in this exhibit.

 .    The Logo shall be attributed to Microsoft Corporation in all materials where it is used, with the attribution clause: "Microsoft, Windows Media, and the Windows Logo are trademarks or registered trademarks of Microsoft Corporation in the United States and/or other countries." You must also use the following notice in the local or online help/support content for
     Product: Portions based upon Microsoft Windows Media Technologies. Copyright (C) 1999 Microsoft Corporation. All Rights Reserved. Microsoft, Windows Media, and the Windows Logo are trademarks or registered trademarks of Microsoft Corporation in the United States and/or other countries."

Four color applications
     The color version is the preferred way of reproducing the Logo. The Flag consists of a black frame with corresponding tails and four colored panes with corresponding tails. The color version can be reproduced only as described here. The pane colors must appear in the positions described and the tails must appear in the colors of the corresponding left-hand panes. The frame and accompanying words print in black. The four-color version must always appear on a white background. The designated colors are as follows:


     Pane             Color   Pantone  Four-color process   RGB (8-bit)   Hex#
     ---------------  ------  -------  -------------------  -----------  ------
     Upper left     Red     PMS 172  M65%+Y85%              255-51-0   FF3300
     Upper right    Green   PMS 360  C55%+Y80%            102-204-51   66CC33
     Lower left     Blue    PMS 279  C70%+M30%             0-153-255   0099FF
     Lower right    Yellow  PMS 123  M20%+Y100%            255-204-0   FFCC00

     Black and white applications: Black and white reproductions of the Logo may be positive or reversed.

                                   Exhibit B
                                   ---------

                  Plays Windows Media Logo License Agreement
                         Criteria and Licensed Product



Criteria
--------

Hardware Devices.        For hardware devices, Criteria means that Product
                         utilizes one or both of the following: the Microsoft
                         Windows Media Audio Codec, or the Microsoft Windows
                         Media Digital Rights Management system licensed from
                         Microsoft or its authorized licensees.

Software applications.   For Software applications, Criteria shall mean:

                         1. Product supports the playback of audio content in the Windows Media format encoded at 64 Kbps bit rate, 22KHz sample rate, and optionally using digital rights management protection.

                         2.  Product was built using one of the following:

                             (a) The Microsoft Windows Media Format Software Development Kit, or Microsoft Windows Media Audio Software Development Kit (either or both being the "SDK") in compliance with the license agreement for the SDK.

                                        (i)  If multiple versions of the Product
                                             are available, at least one version
                                             (described as "Full") must include
                                             the "Redistributable Components"
                                             (as defined in the license
                                             agreement for the SDK), and must be
                                             listed as prominently as other
                                             versions available for download or
                                             purchase.

                                        (ii) If not all versions of the Product
                                             include the appropriate
                                             Redistributable Components (e.g., a
                                             minimal install version), then only
                                             those versions that include the
                                             Redistributable Components may
                                             include the Logo.

                             (b) The Microsoft Windows Media Player Software Development Kit in compliance with the Internet Explorer Application Kit license Agreement. These are Products that use the COM interfaces of the Windows Media Player



Product
-------


Company Product Name and Description               Version Number
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